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                                                         EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (Nos. 333-74872 and 333-84692) of Toyota Motor Credit Corporation of our report dated April 10, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/S/ PRICEWATERHOUSECOOPERS LLP



Los Angeles, California
May 30, 2002